                                                                      Exhibit 24


                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of April 2, 1997.


/s/ Thomas G. Smith            Senior Vice President and Chief Financial Officer
---------------------          -------------------------------------------------
Signature                      Title

Name: Thomas G. Smith
      ---------------

                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 2, 1997.


/s/ William M. Warren          Senior Vice President and General Counsel
-----------------------        -----------------------------------------
Signature                      Title

Name: William M. Warren
      -----------------

                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of April 2, 1997.

/s/ Linda M. Kane                       Vice President - Corporate Controller
--------------------                    -------------------------------------
Signature                               Title

Name: Linda M. Kane
      -------------

                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 7, 1997.


/s/ Robert G. O'Brien                   Vice President - Finance
------------------------------          -------------------------
Signature                               Title

Name: Robert G. O'Brien
      -----------------

                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of April 2, 1997.


/s/ Minta Monchein                           Vice President - Human Resources
------------------------------               --------------------------------
Signature                                    Title

Name: Minta Monchein
      --------------

                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 7, 1997.


/s/ David J. LaRue                           Vice President
------------------------------               -------------------------
Signature                                    Title

Name: David J. LaRue
      --------------

                                   OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


        The undersigned Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of April 2, 1997.



/s/ Allan C. Krulak              Vice President - Director of Community Affairs
----------------------           ----------------------------------------------
Signature                        Title

Name: Allan C. Krulak
      ----------------

                                   DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 2, 1997.


/s/ Scott S. Cowen                 Director
----------------------             -------------------------
Signature                          Title

Name: Scott S. Cowen
      --------------

                                   DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

EXECUTED as of April 3, 1997.


/s/ Michael P. Esposito, Jr.                 Director
------------------------------               -------------------------
Signature                                    Title

Name: Michael P. Esposito, Jr.
      ------------------------


                                   DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 2, 1997.


/s/ Jerry V. Jarrett                         Director
------------------------------               -------------------------
Signature                                    Title

Name: Jerry V. Jarrett
      ------------------

                                 DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 14, 1997.



/s/ Deborah Ratner Salzberg                  Vice President and Assistant Manager
------------------------------               ------------------------------------
Signature                                    Title

Name: Deborah Ratner Salzberg
      -----------------------



                                 DIRECTOR OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 2, 1997.


/s/ J Maurice Struchen                       Director
------------------------------               -------------------------
Signature                                    Title

Name: J Maurice Struchen
      ------------------

                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 3, 1997.


/s/ Samuel H. Miller                         Co-Chairman of the Board
------------------------------               -------------------------
Signature                                    Title

Name: Samuel H. Miller
      ----------------


                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 17, 1997.


/s/ Albert B. Ratner                         Co-Chairman
------------------------------               -------------------------
Signature                                    Title

Name: Albert B. Ratner
      ----------------

                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 2, 1997.


/s/ Brian J. Ratner                          Senior Vice President
------------------------------               -------------------------
Signature                                    Title

Name: Brian J. Ratner
      ---------------



                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K


                               POWER OF ATTORNEY

         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 4, 1997.


/s/ Charles A. Ratner            Director, Chief Executive Officer and President
-----------------------          -----------------------------------------------
Signature                        Title

Name: Charles A. Ratner
      -----------------

                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 4, 1997.


/s/ James A. Ratner                    Director and Executive Vice President
---------------------                  -------------------------------------
Signature                              Title

Name: James A. Ratner
      ---------------



                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY

         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 9, 1997.


/s/ Ronald A. Ratner                         Executive Vice President
------------------------------               ------------------------
Signature                                    Title

Name: Ronald A. Ratner
      ----------------

                             DIRECTOR AND OFFICER OF

                         FOREST CITY ENTERPRISES, INC.

                                   FORM 10-K

                               POWER OF ATTORNEY


         The undersigned Director and Officer of Forest City Enterprises, Inc., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Charles A. Ratner, Thomas G. Smith and William M. Warren, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 1997, and any and all amendments thereto to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


EXECUTED as of April 3, 1997.


/s/ Nathan Shafran                           Director and Vice Chairman of the Board
------------------------------               ---------------------------------------
Signature                                    Title

Name: Nathan Shafran
      --------------